Dear Shareholder:

The  Victory  Prospectus  for  the  following  Funds  is  being  revised.   This
information is important and is part of your Prospectus.

--------------------------------------------------------------------------------

                             The Victory Portfolios

                            Limited Term Income Fund
                            Intermediate Income Fund
                            Government Mortgage Fund
                          Investment Quality Bond Fund

                          Supplement dated May 19, 1999
                      To the Prospectus dated March 1, 1999


On page 23, in the "Portfolio Management" section, please replace the second paragraph with the following:

         Matthew D. Meyer is the Portfolio Manager of the Intermediate Income Fund, a position he has held since May 1, 1999. He has been a Senior Portfolio Manager and Director in the Taxable Fixed Income Group of KAM since January 25, 1999. Prior to this position, he was employed by McDonald & Company as a First Vice President, Senior Mortgage-Backed Securities Trader since 1995. Prior to this position, he was a Mortgage-Backed and Agency Securities Trader with First Tennessee National Corporation from February 1993 to December 1995. He has been in the fixed income securities business since 1987.

Please insert this Supplement in the front of your Prospectus. If you want to obtain more information, please call the Funds at 800-539-FUND.

                                  VF-TXFI-SUP